ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

The management (“Management”) of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Period: As of and for the twelve months ended December 31, 2014 (the “Period”).

Platform: The platform consists of commercial mortgage-backed securities (“CMBS”) transactions backed by pools of commercial mortgage loans and/or backed by CMBS for which the Company provides trustee, securities administration and/or paying agent services and where some or all of the offered securities for such CMBS transactions were either (a) publicly-issued pursuant to a registration statement delivered under the Securities Act of 1933, or (b) privately-issued pursuant to an exemption from registration where the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions (i) where the offered securities were issued, sponsored or guaranteed by any agency or instrumentality of the U.S. government or any government sponsored entity, and (ii) where the offered securities were issued pursuant to a transaction that closed prior to January 1, 2006 and for which the Company outsources all material servicing activities (as defined by Regulation AB) (the “CMBS Platform”). Appendix A identifies the individual transactions defined by Management as constituting the CMBS Platform for the Period.

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), to the extent required in the related transaction agreements, in regards to the activities performed by the Company, except for the following servicing criteria: 1122(d)(4)(ii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii) and 1122(d)(4)(xiv), which Management has determined are not applicable to the activities the Company performed with respect to the CMBS Platform for the Period (the “Applicable Servicing Criteria”).

Third parties classified as vendors: With respect to servicing criterion 1122(d)(4)(i), the Company has engaged a vendor to handle certain Uniform Commercial Code filing functions required by the servicing criterion. Management has determined that this vendor is not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and Management elects to take responsibility for assessing compliance with the portion of the servicing criterion applicable to this vendor as permitted by the SEC’s Compliance and Disclosure Interpretation, Section 200.06, Vendors Engaged by Servicers (formerly SEC Manual Telephone Interpretation 17.06) (“C&DI, 200.06”). The Company has policies and procedures in place designed to provide reasonable assurance that the vendor’s activities comply in all material respects with the servicing criterion applicable to the vendor. Management is solely responsible for determining that the Company meets the SEC requirements to apply C&DI, 200.06 for the vendor and related criterion.

With respect to the CMBS Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1.   Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2.    Management has assessed the Company’s compliance with the Applicable Servicing Criteria, including the servicing criterion for which compliance is determined based on C&DI, 200.06, as described above. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3.    With respect to applicable servicing criteria 1122(d)(2)(iii) and 1122(d)(4)(iii), Management has determined that there were no activities performed during the Period with respect to the CMBS Platform, because there were no occurrences of events that would require the Company to perform such activities.

4.    Based on such assessment for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management’s assessment of the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:	/s/David J. Ward
David J. Ward

Title:	Senior Vice President

Dated:	February 25, 2015

Appendix A

CMBS Platform Transactions	CMBS Platform Transactions
BAC 2000-1	BEAR 2004-TOP16
BAC 2000-2A	BEAR 2005-AFR1
BAC 2001-1	BEAR 2005-PWR10
BAC 2001-3	BEAR 2005-PWR7
BAC 2002-PB2	BEAR 2005-PWR8
BAC 2003-2	BEAR 2005-PWR9
BAC 2004-1	BEAR 2005-TOP18
BAC 2004-3	BEAR 2005-TOP20
BAC 2004-5	BEAR 2006-PWR11
BAC 2005-1	BEAR 2006-PWR12
BAC 2005-4	BEAR 2006-PWR13
BAC 2006-3	BEAR 2006-PWR14
BAC 2006-4	BEAR 2006-TOP22
BAC 2006-6	BEAR 2006-TOP24
BAC 2007-2	BEAR 2007-PWR15
BAC 2007-3	BEAR 2007-PWR16
BAC 2007-4	BEAR 2007-PWR17
BAC 2007-5	BEAR 2007-PWR18
BACM 2008-1	BEAR 2007-TOP26
BACM 2008-LS1	BEAR 2007-TOP28
BALL 2005-MIB1	BSC 1999-WF2
BANC OF AMER 2006-1	BSC 2000-WF1
BEAR 2000-WF2	CCMT 2004-C2
BEAR 2001-TOP2	CCMT 2008-C7
BEAR 2001-TOP4	CD 2006-CD2
BEAR 2002-PBW1	COBALT 2006-C1
BEAR 2002-TOP6	COBALT 2007-C2
BEAR 2002-TOP8	COBALT 2007-C3
BEAR 2003-PWR2	COM 1998-C02
BEAR 2003-TOP10	COMM12-CCRE1
BEAR 2003-TOP12	COMM12-CCRE2
BEAR 2004-PWR3	COMM12-CCRE4
BEAR 2004-PWR4	COMM12-CCRE5
BEAR 2004-PWR5	COMM13-CCRE7
BEAR 2004-PWR6	COMM13-LC6
BEAR 2004-TOP14	COMM 2000-1

4

CMBS Platform Transactions	CMBS Platform Transactions
COMM 2003-LNB1	CSFB 2003-C5
COMM 2004-LNB2	CSFB 2003-CK2
COMM 2004-LNB3	CSFB 2003-CPN1
COMM 2004-LNB4	CSFB 2004-C1
COMM 2005-C6	CSFB 2004-C2
COMM 2005-LP5	CSFB 2004-C3
COMM 2006-C7	CSFB 2004-C4
COMM 2006 -C8	CSFB 2004-C5
COMM 2007-C9	CSFB 2005-C1
COMM2011-FL1	CSFB 2005-C2
COMM 2012-FL2	CSFB 2005-C3
COMM2013-CCRE10	CSFB 2005-C4
COMM2013-CCRE12	CSFB 2005-C5
COMM2014-CCRE15	CSFB 2005-C6
COMM2014-CCRE16	CSFB 2006-C1
COMM2014-CCRE18	CSFB 2006-C2
COMM2014-CCRE19	CSFB 2006-C3
COMM2014-CCRE20	CSFB 2006-C4
COMM2014-CCRE21	CSFB 2006-C5
COMM2014-LC15	CSFB 2007-C1
COMM2014-LC17	CSFB 2007-C2
COMM2014-UBS3	CSFB 2007-C3
COMM2014-UBS5	CSFB 2007-C4
COMM2014-UBS6	CSFB 2007-C5
CSF 1997-C02	CSFB 2008-C1
CSF 1999-C01	DBUBS 11-LC3
CSF 2000-C01	DLJ 1998-CF1
CSFB 2001-CF2	DLJ 1998-CF2
CSFB 2001-CK1	DLJ 1998-CG1
CSFB 2001-CK3	DLJ 1999-CG1
CSFB 2001-CK6	DLJ 1999-CG2
CSFB 2001-CKN5	DLJ 1999-CG3
CSFB 2001-CP4	DLJ 2000-CF1
CSFB 2002-CKN2	DLJ 2000-CKP1
CSFB 2002-CKP1	FDIC 2012-C1
CSFB 2002-CKS4	FIRST UNION 2000-C2
CSFB 2002-CP5	FIRST UNION 2001-C1
CSFB 2003-C3	FIRST UNION 2001-C2
CSFB-2003-C4	FIRST UNION 2001-C4

A-2

CMBS Platform Transactions	CMBS Platform Transactions
FLB 1998-C02	JPM 2002-CIBC4
FUCM 2000-C1	JPM 2002-CIBC5
FUN 1999-C01	JPM 2013-C12
FUN 1999-C02	JPM2013-C13
FUN 1999-C04	JPM2013-C14
GE 2002-1	JPM2013-C15
GE 2005-C2	JPM2013-C16
GE 2005-C4	JPM2014-C18
GE CAP 2002-3	JPM2014-C19
GE CAP 2003-C1	JPM2014-C20
GE CAP 2004-C1	JPM2014-C21
GE CAP 2004-C3	JPM2014-C22
GECMC 2007-C1	JPM2014-C23
GMAC 2001-C1	JPM2014-C24
GMAC 2002-C1	JPM2014-C26
GMAC 2002-C3 A	JPMB2014-C25
GMAC 2003-C2	JPMC 12-CIBX
GMAC 2004-C1	JPMC 12-LC9
GMAC 2004-C3	JPMC 12-PHH
GMAC 2006-C1	JPMC 13-LC11
GMC 1999-C01	JPMC 2011-C5
GMC 1999-C03	JPMC 2012-C6
GMC 2000-C02	JPMC 2012-C8
GS 2003-C1	JPMC 2013-C10
GS 2005-GG4	JPMC2013-C17
GS 2006-GG6	JPM CHAS 2004-CIBC10
GS 2006-GG8	JPM CHAS 2005-CIBC11
GS 2007-GG10	JPM CHAS 2005-CIBC13
GSMS2013-CJ14	JPM CHAS 2006-CIBC16
GSMS 2013-GCJ12	JPM CHAS 2007-CIBC18
GSMS2014-GC18	JPM CHAS 2007-CIBC20
GSMS2014-GC20	JPM CHASE 2003-C1
GSMS2014-GC22	JPM CHASE 2003-PM1
GSMS2014-GC24	JPM CHASE 2004-C1
GSMSC 12-GC6	JPM CHASE 2004-C2
GSMSC 12GCJ7	JPM CHASE 2004-C3
GSMSC 2013-GC10	JPM CHASE 2004-CIBC8
JPM 2000-C9	JPM CHASE 2004-LN2
JPM 2002-C3	JPM CHASE 2005-LDP3

A-3

CMBS Platform Transactions	CMBS Platform Transactions
JPM CHASE 2005-LDP4	MSC 2001-PPM
JPM CHASE 2006-LDP6	MSC 2001-TOP1
JPM CHASE 2006-LDP9	MSC 2001-TOP3
JPM CHASE 2007-C1	MSC 2001-TOP5
JPM CHASE 2007-LDP10	MSC 2002-HQ
JP MORGAN 2001-C1	MSC 2002-TOP7
JP MORGAN 2001-CIBC2	MSC 2003-HQ2
JP MORGAN 2001-CIBC3	MSC 2003-IQ4
JP MORGAN 2006-FL2	MSC 2003-IQ6
JP MORGAN 2007-FL1	MSC 2003-TOP11
LBC 1999-C01	MSC 2003-TOP9
LB-UBS 2004-C2	MSC 2004-HQ4
LB-UBS 2004-C4	MSC 2004-IQ8
MDC 2000-LF1	MSC 2004-TOP13
ML 2004-MKB1	MSC 2004-TOP15
ML 2005-MCP1	MSC 2005-HQ5
MLC 1998-C02	MSC 2005-HQ6
MLC 1998-CTA	MSC 2005-IQ10
MLC 1999-C01	MSC 2005-TOP 17
ML-CFC 2006-3	MSC 2005-TOP 19
ML-CFC 2007-5	MSC 2006-HQ10
ML-CFC 2007-9	MSC 2006-IQ12
MLMT 2005-LC1	MSC 2007-HQ11
MLMT 2007-C1	MSC 2007-HQ13
MORGAN 2006-TOP21	MSCC 11-C3
MS 2006-TOP23	MSCC 12-C4
MS 2007-TOP25	MSCI 2007-HQ12
MS 2007-TOP27	MSCI 2007-IQ15
MSBAM 12-C6	MSCI 2007-IQ16
MSBAM 13-C8	MSCI 2008-TOP29
MSBAM 13-C9	MSMC 1998-WF2
MSBAM14-C19	MSMC 1999-FN1
MSBAM 2013-C10	MSMC 1999-WF1
MSBAM2013-C11	NFC 1999-1
MSBAM2013-C12	PNC 2001-C1
MSBAM2013-C13	PSSFC 2003-PWR1
MSBAM2014-C14	RBSCF2013-GSP
MSBAM2014-C15	SALOMON 00-C3
MSC 2001-IQ	SALOMON 2001-C1

A-4

CMBS Platform Transactions	CMBS Platform Transactions
SALOMON 2001-C2	WACM 2005-C22
SALOMON 2002-KEY2	WFCM 12-LC5
SASCO TIAA 2007-C4	WFCM2014-LC16
SBMSVII 2000-C1	WFCM2014-LC18
SBMSVII 2000-C2	WFCMT 2013-LC12
WACHOVIA 2006-C23	WFRBS 11-C5
WACHOVIA 2006-C25	WFRBS 12-C10
WACHOVIA 2006-C26	WFRBS 12-C6
WACHOVIA 2006-C27	WFRBS 12-C7
WACHOVIA 2006-C28	WFRBS 12-C8
WACHOVIA 2006-C29	WFRBS 12-C9
WACHOVIA 2007-30	WFRBS 13-C11
WACHOVIA 2007-C31	WFRBS 13-C12
WACHOVIA 2007-C32	WFRBS 13-C13
WACHOVIA 2007-C33	WFRBS 13-C14
WACHOVIA 2007-C34	WFRBS2013-C15
WACM 2002-C1	WFRBS2013-C16
WACM 2002-C2	WFRBS2013-C17
WACM 2003-C3	WFRBS2013-C18
WACM 2003-C5	WFRBS2013-UBS1
WACM 2003-C6	WFRBS2014-C19
WACM 2003-C8	WFRBS2014-C20
WACM 2004-C10	WFRBS2014-C21
WACM 2004-C11	WFRBS2014-C22
WACM 2004-C15	WFRBS2014-C23
WACM 2005-C16	WFRBS2014-C24
WACM 2005-C17	WFRBS2014-C25
WACM 2005-C19	WFRBS2014-LC14
WACM 2005-C21

A-5